EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Terry K. Glenn, President of CMA New Jersey Municipal Money Fund, certify that:

1. I have reviewed this report on Form N-CSR of CMA New Jersey
Municipal Money Fund and CMA Multi-State Municipal Series Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 21, 2003


       /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       CMA New Jersey Municipal Money Fund




EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of CMA New Jersey
Municipal Money Fund, certify that:

1. I have reviewed this report on Form N-CSR of CMA New Jersey
Municipal Money Fund and CMA Multi-State Municipal Series Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 21, 2003


       /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       CMA New Jersey Municipal Money Fund



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Terry K. Glenn, President of CMA New Jersey Municipal Money Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 21, 2003


       /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       CMA New Jersey Municipal Money Fund




Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of CMA New Jersey
Municipal Money Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 21, 2003


       /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       CMA New Jersey Municipal Money Fund